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                                                                   EXHIBIT 10.10


                               PARENTAL GUARANTEE


The undersigned Primary Licensee, RightCHOICE Managed Care, Inc., a Delaware Corporation, hereby certifies that it guarantees to the full extent of its assets, all of the contractual and financial obligations of the Controlled Affiliate Licensees, Healthy Alliance Life Insurance Company and HMO Missouri, Inc., to their customers.


"Primary Licensee"


/s/ John A. O'Rourke                                   March 26, 2001
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John A. O'Rourke                              Date
Chairman and Chief Executive
  Officer
RightCHOICE Managed Care, Inc.
A Delaware Corporation


"Controlled Affiliate Licensees"



/s/ John A. O'Rourke                                   March 26, 2001
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John A. O'Rourke                              Date
President
HMO Missouri, Inc.
A Missouri Corporation




/s/ John A. O'Rourke                                   March 26, 2001
------------------------------------          ----------------------------------
John A. O'Rourke                              Date
President
Healthy Alliance Life Insurance Company
A Missouri Corporation